                                                                   EXHIBIT 10.33


                         REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT dated as of December 27, 2001 is entered into by and among JAKKS Pacific, Inc., a Delaware corporation ("JAKKS "), and David S. Lipman, Marilyn Lipman and John Nimmo (together the "Shareholders" and each a "Shareholder").

                              W I T N E S S E T H:
                              - - - - - - - - - -


        WHEREAS, JAKKS has this date acquired from the Shareholders all of the outstanding capital stock of Kidz Biz Limited, a private limited company incorporated under the law of England and Wales and Kidz Biz Far East Limited, a Hong Kong corporation (collectively, the "Kidz Biz Companies" and the acquisition of the shares of the Kidz Biz Companies is referred to as the "Acquisition"), pursuant to a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement"); and

        WHEREAS, a portion of the purchase price for the Acquisition consists of shares of JAKKS' common stock, and in order to induce the Shareholders to enter into the Stock Purchase Agreement and close the Acquisition, JAKKS has agreed to enter into this Agreement regarding registration of such shares of JAKKS' common stock.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:


1.   Certain Definitions.

1.1  "Agent" means David S. Lipman, one of the Shareholders.

1.2 "Agreement" means this Registration Rights Agreement, as amended or supplemented.

1.3 "Blue Sky Laws" means the laws of any state, the District of Columbia, or any territory or other jurisdiction in the United States governing the purchase and/or sale of securities in such jurisdiction.

1.4  "Commission" means the U.S. Securities and Exchange Commission.

1.5 "Common Stock" means shares of JAKKS' common stock, par value $.001 per share.

1.6  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.


1.7  "Inspectors" has the meaning provided for in Section 3.1 below.

1.8 "JAKKS Securities Claims" has the meaning provided for in Section 7.2 below.

1.9 "JAKKS Shares" means the shares of Common Stock delivered as part of the Closing Purchase Price or which may be delivered in payment of the Earn-Out under the Stock Purchase Agreement.

1.10 "Notice" means giving any notice to, or making any declaration or filing, or registration or recordation, with any Person.

1.11 "Person" includes without limitation a natural person, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, Governmental Authority, or any group of the foregoing acting in concert.

1.12 "Proceeding" means any action, suit, arbitration, audit, investigation or other proceeding, at law or in equity, before or by any Governmental Authority.

1.13 "Order" means any judgment, order, writ, decree, award, directive, ruling or decision of any Governmental Authority.

1.14 "Records" has the meaning provided for in Section 3.1 below.

1.15 The terms "register," "registered," "registration" and "registration statement" shall refer to a registration of securities to be offered and sold under a registration statement filed with the Commission, that becomes effective pursuant to the Securities Act or the Exchange Act and the applicable rules and regulations under either such Act.

1.16 "Registrable Securities" has the meaning provided for in Section 2.1 below.

1.17 "Securities Act" means the U.S. Securities Act of 1933, as amended.

1.18 "Shareholders Securities Claims" has the meaning provided for in Section
7.1 below.


2.   Registration Rights.

2.1 Registration Statement. JAKKS shall prepare a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of the Shareholders (as determined pursuant to Section 5 hereof)), and file the same with the Commission, in the case of Registrable Securities included in the Closing Purchase Price, on or prior to March 1, 2002, and, in the case of Registrable Securities included in the Earn-Out, if any, within two (2) months after the date of issuance thereof, covering the JAKKS Shares (the "Registrable Securities"), and shall use its best efforts to cause each such registration statement to become effective as soon as practicable, but in no event later than within three (3) months, after the Closing Date, in the case of Registrable Securities included in the Closing Purchase Price, or the date of issuance, in the case of Registrable Securities included in the Earn-Out, if any, to permit, when such registration statement becomes effective, the sale of the Registrable Securities in the public securities markets.

2.2 Incidental Registrations. If at any time prior to the date on which the Registration statement becomes effective, JAKKS shall file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then JAKKS shall send to each Shareholder written notice of such determination and, if within fifteen (15) days after the date of such notice, any Shareholder shall so request in writing, JAKKS shall include in such Registration Statement all or any part of the Registrable Securities such Shareholder requests to be registered, except that if, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then JAKKS shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Shareholder has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Shareholders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Shareholders; provided, however, that JAKKS shall not exclude any Registrable Securities unless JAKKS has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section
2.2 shall be construed to limit any registration required under Section 2.1 hereof. If an offering in connection with which a Shareholder is entitled to registration under this Section 2.2 is an underwritten offering, then each Shareholder whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by JAKKS, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

2.3 Limitation on Sales of JAKKS Shares. Each of David S. Lipman and Marilyn Lipman shall not sell, assign, pledge or otherwise transfer, or engage in short-selling or hedging transactions with respect to, any Registrable Securities held by him or her, notwithstanding that such securities may have been registered for sale under the Securities Act, in any calendar quarter of 2002, in excess of the number set forth below:

             Quarter               Number of Shares
             -------               ----------------

               1 25% of JAKKS Shares initially issued to both such Shareholders

               2 50% of JAKKS Shares initially issued to both such Shareholders, less the number of such Shares sold hereunder by both such Shareholders in the prior quarter

               3 75% of JAKKS Shares initially issued to both such Shareholders, less the number of such Shares sold hereunder by both such Shareholders in the prior two quarters

               4 100% of JAKKS Shares initially issued to both such Shareholders, less the number of such Shares sold hereunder by both such Shareholders in the prior three quarters

2.4 Preparation and Filing of Registration Statement. With respect to any Registration Statement to be prepared by JAKKS under this Agreement, JAKKS shall, at its sole expense, as expeditiously as practicable:

     (i) prepare and file with the Commission a registration statement necessary to permit the sale of the Registrable Securities in the public securities markets when such registration statement becomes effective and use its best efforts to keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to Shareholders) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise (the "Registration Period").

     (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus included therein as may be necessary, to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of JAKKS covered by the Registration Statement until the termination of the Registration Period. JAKKS shall use its best efforts to cause such amendments to become effective as soon as practicable following the filing thereof.

     (iii) furnish to the Agent (a) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by JAKKS, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in
     Section 2.1, each written correspondence by or on behalf of JAKKS to the Commission or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which JAKKS has sought confidential treatment), and (b) such number of conformed copies of such registration statement and of each amendment or supplement thereto (in each case including all exhibits and documents incorporated therein by reference), such number of copies of any prospectus included in such registration statement and such other documents, in each case, as the Agent may reasonably request in order to facilitate the sale of the Registrable Securities in the public securities markets;

     (iv) use its best efforts to register or to qualify the Registrable Securities under the Blue Sky Laws of each state governing further purchase or sale of securities as the Agent may reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and take any other action that may be reasonably necessary or advisable to enable the Shareholders to consummate the disposition in such states of the Registrable Securities; provided that JAKKS shall not be required to keep such registration or qualification in effect at any time after the disposition of the Registrable Securities in accordance with the manner of disposition set forth in the registration statement relating thereto; and provided, further, that JAKKS will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (B) subject itself to taxation in any such jurisdiction;

     (v) notify the Agent as expeditiously as practicable, and confirm such advice in writing:

          (1) when the registration statement or any amendment thereto has been filed and when it has become effective;

          (2) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and

          (3) of the registration or qualification of the Registrable Securities for sale under the Blue Sky Laws of any jurisdiction affecting such registration or qualification;

          (4) of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts to as soon as possible (but in any event it shall within five (5) days) prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Shareholder as such Shareholder may reasonably request.

     (vi) make its best efforts to prevent the issuance of any Order suspending the effectiveness of the registration statement and, if such an Order is issued, to obtain the withdrawal of such Order at the earliest possible time;


     (vii) cause all of the Registrable Securities covered by the registration statement to be listed on each securities exchange, or designated for inclusion in each automated interdealer quotation system, on which the Common Stock is listed or included.

     (viii) JAKKS shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act, and the rules and regulations promulgated by the Commission); and

     (ix) JAKKS shall take all such other actions as any Shareholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

2.5 Limitations on Registrations. JAKKS may delay the filing, or the making of a request for the acceleration of effectiveness, of a registration statement pursuant to this Section 2 or withdraw or suspend the effectiveness of a registration statement covering the Registrable Securities that has become effective if in the good faith and reasonable judgment of JAKKS' board of directors, JAKKS would be required to include in such registration statement or the prospectus included therein (or in an amendment or supplement thereto) material information that at that time could not be publicly disclosed without materially interfering with any financing, acquisition, corporate reorganization or other material development or transaction then pending or as to which JAKKS has taken substantive steps to structure or negotiate; provided that the duration of any such delay, suspension or withdrawal shall not exceed 90 days from the date that JAKKS' board of directors commences or becomes aware of such transaction or development and that JAKKS shall not exercise its right to cause such delay, suspension or withdrawal on one or more occasions if, as a result thereof, the aggregate duration of all such delays, suspensions or withdrawals would exceed 90 days within any rolling 12-month period during the term of this Agreement; and, in case of any such delay, suspension or withdrawal, JAKKS shall make such filing or amendment as is reasonably necessary to complete, restore or reinstate such registration statement no later than the earlier of (i) the earliest date on which the conditions leading to such delay, suspension or withdrawal no longer apply and (ii) the end of such 90 day period.

2.6 Shareholders' Obligations. It is a condition precedent to JAKKS' obligation to register any Registrable Securities pursuant hereto that (a) the Shareholders cooperate with JAKKS in the preparation of the Registration Statement (or any amendment thereto), including providing any information with respect to the Shareholders required to be included therein, and (b) in the case of an incidental registration of Common Stock or other equity securities of JAKKS for sale in an underwritten public offering, each Shareholder who participates in such registration agrees to sell his or her Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as apply to the other securities included in such registration and that they execute the underwriting agreement, custody agreement and related documents that apply to all the securities to be offered under such registration.

3.   Preparation; Reasonable Investigation.

3.1 In connection with the preparation and filing of the registration statement and any amendments thereto and any Blue Sky Filing, JAKKS will give the Agent and its counsel and accountant the opportunity to review, in each case, a reasonable time prior to their filing, the registration statement, each prospectus included therein or filed with the Commission, each document incorporated by reference therein and each amendment thereof or supplement thereto and any Blue Sky Filing in order to verify the accuracy of any factual information concerning the Kidz Biz Companies or the Shareholders. JAKKS will make available for inspection by the Agent, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Agent or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of JAKKS (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause JAKKS's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement and permit the Inspectors to participate in the preparation of such registration statement and any prospectus contained therein and any amendment thereof or supplement thereto. Records which JAKKS determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other Order from a court of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public. The seller of Registrable Securities agrees by acquisition of such Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to JAKKS and allow JAKKS, at JAKKS's expense, to undertake appropriate action to prevent or limit disclosure of the Records deemed confidential. JAKKS shall pay for all registration and filing fees, printing expenses and fees and disbursements of JAKKS's counsel and one counsel for the Shareholders and the Agent and JAKKS's Accountants in connection with the preparation, review and filing of the registration statement or any Blue Sky Filing pursuant to this Agreement; provided, however, that the Agent on behalf of the Shareholders shall pay underwriting discounts and commissions applicable to the sale of the Registrable Securities.

4.   Application to Subsequent Holders.

4.1 The provisions of this Agreement shall inure to the benefit of and be binding upon any holder of Registrable Securities; provided that all such holders shall be deemed to be represented by and act through the Agent (or, if he shall die, resign or otherwise cease so to act, a successor designated by the Agent in a written notice given to JAKKS, or if the Agent shall not so designate a successor, a successor designated by the holders of a majority of the Registrable Securities then outstanding in a written notice given to JAKKS, the designation of such successor to be effective upon actual receipt of such notice by JAKKS) and any notice or other documents required or permitted to be given or delivered pursuant to the provisions of this Agreement to or by the Shareholders shall be deemed to be duly so given or delivered if given to or by the Agent (or such successor) in accordance with Section 8.2, and any right of the holders of Registrable Securities, including in connection with the preparation of any documents or any investigation pursuant to Agreement relating to any registration, shall be exercised or effected by or through the Agent (or such successor).

5.   The Agent.

5.1 Any Party hereto may rely upon any Notice given by the Agent on behalf of any Shareholder with respect to any election, determination or other action to be made or taken by him hereunder as the act and deed of such Shareholder. It shall be sufficient to deliver to the Agent at his address set forth in Section
8.2 below any Notice or other document to be delivered hereunder to any Shareholder and it shall be the sole responsibility of the Agent to deliver any Notice or other document so delivered to him in such manner as he and the Shareholders, or any of them, may agree.

5.2 Each election, determination or other action of the Agent in connection with this Agreement shall be binding upon all of the Shareholders, and no Shareholder shall have any right to object, dissent from, or protest or otherwise contest the same or take any separate action relating to the same.

5.3 Any delivery to be made hereunder to or for any Shareholder that is made to the Agent as herein provided shall constitute, as between JAKKS and the Shareholders, delivery in full of the item to be delivered. It shall be the sole responsibility of the Agent to hold for and disburse to the Shareholders and any items delivered to the Agent pursuant hereto.

6. Reports under the Exchange Act. With a view to making available to the Shareholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Shareholders to sell securities of JAKKS to the public without registration ("Rule 144"), JAKKS agrees to, so long as such Shareholder holds or beneficially owns Registrable Securities:

     (i) File with the Commission in a timely manner and make and keep available all reports and other documents required of JAKKS under the Securities Act and the Exchange Act so long as JAKKS remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     (ii) Furnish to each Shareholder promptly upon request, (i) a written statement by JAKKS that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of JAKKS and such other reports and documents so filed by JAKKS, and (iii) such other information as may be reasonably requested to permit the Shareholders to sell such securities pursuant to Rule 144 without registration.

7.   Indemnification.

7.1 Shareholders' Indemnity. Each Shareholder, severally but not jointly, shall indemnify and defend JAKKS against, and hold it harmless from, any loss, liability, obligation, damage or expense (including reasonable attorneys' fees and disbursements) which it may suffer or incur incidental to any claim or any Proceeding against it arising out of, based upon or resulting from an untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incidental to the registration or qualification of the JAKKS Shares that is required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading which statement or omission is made in reliance upon and in conformity with written information furnished to JAKKS by that Shareholder solely for use in the preparation thereof ("Shareholders' Securities Claims"). provided, however, that no Shareholder shall be liable in any such case to the extent that such Securities Claims arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, the registration statement, such preliminary prospectus or such prospectus or such amendment or supplement or any document incident to the registration or qualification of the Registrable Securities in reliance upon and in conformity with written information furnished to it by JAKKS solely for use in the preparation thereof.

7.2 JAKKS' Indemnity. JAKKS shall indemnify and defend each Shareholder and each person who participates as a placement or sales agent or as an underwriter (within the meaning of the Securities Act) in any offering of the Registrable Securities against, and hold each of them harmless from, any loss, liability, obligation, damage or expense (including reasonable attorneys' fees and disbursements) which any of them may suffer or incur incidental to any claim or any Proceeding against any of them arising out of, based upon or resulting from an untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, any document incorporated by reference therein or any amendment or supplement thereto, or any document prepared and/or furnished by JAKKS or its Affiliates incident to the registration or qualification of the Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by JAKKS or its Affiliates of the Securities Act or Blue Sky Laws applicable to them and relating to action or inaction required of JAKKS or its Affiliates in connection with such registration or qualification under such Blue Sky Laws ("JAKKS' Securities Claims"); provided, however, that JAKKS shall not be liable in any such case to the extent that such Securities Claims arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, the registration statement, such preliminary prospectus or such prospectus or such amendment or supplement or any document incident to the registration or qualification of the Registrable Securities in reliance upon and in conformity with written information furnished to it by that Shareholder solely for use in the preparation thereof.

7.3 Claims Procedure. Promptly after Notice to an indemnified party of any claim or the commencement of any Proceeding by a third party involving any loss, liability, obligation, damage or expense referred to in Section 7.1 or 7.2, such indemnified party shall, if a claim for indemnification in respect thereof is to be made against an indemnifying party, give written Notice to the latter of the commencement of such claim or Proceeding, setting forth in reasonable detail the nature thereof and the basis upon which such party seeks indemnification hereunder; provided that the failure of any indemnified party to give such Notice shall not relieve the indemnifying party of its obligations under such Section, except to the extent that the indemnifying party is actually prejudiced by the failure to give such Notice. In case any such Proceeding is brought against an indemnified party, and provided that proper Notice is duly given, the indemnifying party shall assume and control the defense thereof insofar as such Proceeding involves any loss, liability, obligation, damage or expense in respect of which indemnification may be sought hereunder, with counsel selected by the indemnifying party (and reasonably satisfactory to such indemnified party), and, after Notice from the indemnifying party to such indemnified party of its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof (but the indemnified party shall have the right, but not the obligation, to participate at its own cost and expense in such defense by counsel of its own choice) or for any amounts paid or foregone by the indemnified party as a result of the settlement or compromise thereof (without the written consent of the indemnifying party), except that, if both the indemnifying party and the indemnified party are named as parties or subject to such Proceeding and either such party reasonably determines with advice of counsel that a material conflict of interest between such parties may exist in respect of such Proceeding, the indemnifying party may decline to assume the defense on behalf of the indemnified party or the indemnified party may retain the defense on its own behalf, and, in either such case, after Notice to such effect is duly given hereunder to the other party, the indemnifying party shall be relieved of its obligation to assume the defense on behalf of the indemnified party, but shall be required to pay any legal or other expenses, including without limitation reasonable attorneys' fees and disbursements incurred by the indemnified party in such defense; provided, however, that the indemnifying party shall not be liable for such expenses on account of more than one separate firm of attorneys (and, if necessary, local counsel) at any time representing such indemnified party in connection with any Proceeding or separate Proceedings in the same jurisdiction arising out of or based upon substantially the same allegations or circumstances. If the indemnifying party shall assume the defense of any such Proceeding, the indemnified party shall cooperate fully with the indemnifying party and shall appear and give testimony, produce documents and other tangible evidence, allow the indemnifying party access to the books and records of the indemnified party and otherwise assist the indemnifying party in conducting such defense. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement or compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or Proceeding. Provided that proper Notice is duly given, if the indemnifying party shall fail promptly and diligently to assume the defense thereof, if and in the manner required hereunder, the indemnified party may respond to, contest and defend against such Proceeding (but the indemnifying party shall have the right to participate at its own cost and expense in such defense by counsel of its own choice) and may make in good faith any compromise or settlement with respect thereto, and recover the entire cost and expense thereof, including, without limitation, reasonable attorneys' fees and disbursements and all amounts paid or foregone as a result of such Proceeding, or the settlement or compromise thereof, from the indemnifying party. Any indemnification required to be made hereunder shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills or invoices are received or loss, liability, obligation, damage or expense is actually suffered or incurred.

7.4  Limitations.

     (i)  Any other provision hereof notwithstanding:

          (1) If JAKKS is entitled to receive indemnification from the Shareholders pursuant to Section 7.1, JAKKS may, upon thirty (30) days prior written Notice to the Shareholders, cause the amount thereof to be offset and retained by JAKKS HK from any payment of the Earn-Out (as such term is defined in the Stock Purchase Agreement) otherwise payable to the Shareholders thereunder;

          (2) no indemnified party shall be entitled to any indemnification under this Agreement to the extent that it actually receives or is entitled to receive any amount in respect of any loss, liability, obligation, damage or expense from other sources, including without limitation insurance or third-party indemnity; provided that such indemnified party shall not be required to commence any Proceeding to collect any such amount.

(b) The indemnification obligations under this Agreement are independent of any other indemnification obligations that any of the parties hereto may have to one another under any other agreement between or among them, and, in particular, none of the limitations upon the indemnification obligations of the parties to the Stock Purchase Agreement shall apply to the indemnification obligations of the parties under this Agreement.


7.5 Contribution. Each Shareholder and JAKKS agree that if, for any reason, the indemnification provisions contemplated by Sections 7.1 or 7.2 hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any losses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or omission alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.5 were determined (i) by pro rate allocation (even if the Shareholder or any agents for, or underwriters of, the Registrable Securities, or all of them, were treated as one entity for such purpose); or
(ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7.5. The amount paid or payable by an indemnified party as a result of losses (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 7.3 hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.6  Extent of Indemnification. The obligations of the Company under this
Section 7 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each agent and underwriter of the Registrable Securities and each person, if any, who controls such agent or underwriter with the meaning of the Securities Act.

8.   Miscellaneous.

8.1 Fees and Expenses. Except as otherwise specified in this Agreement, each party hereto shall bear such fees and expenses as may be incurred by it in connection with this Agreement.

8.2 Notices. Any Notice or demand required or permitted to be given or made hereunder to or upon any Party hereto shall be deemed to have been duly given or made for all purposes if in writing and (i) if sent by messenger or Federal Express or internationally recognized courier service, or by priority overnight delivery between any two points within the U.S. or any two points within the U.K., on the business day next following the date such Notice or demand was delivered, or (ii) if sent by priority overnight delivery between any point within the U.S. and any point outside of the U.S., or between any point within the U.K. and any point outside of the U.K., or between any two points outside of the U.S. or the U.K., three (3) business days next following the date such Notice or demand was delivered; or (iii) if sent by mail, three (3) business days after deposit in the mails, if mailed by certified or registered mail (return receipt requested) between any two points within the U.S. or any two points within the U.K., and seven (7) business days if mailed by certified or registered mail (return receipt requested) between any point within the U.S. and any point outside of the U.S., or between any point within the U.K. and any point outside of the U.K., or between any two points outside of the U.S. or the U.K., or (iv) if sent by telegram, telecopy (confirmed to the sender), telex or similar electronic means, the business day next following the date such notice or demand was so transmitted, provided that a written copy thereof is sent on the same day by postage-paid first-class mail, to such Party at the following address:

                             if to JAKKS Pacific:

                             JAKKS Pacific, Inc.

                             22619 Pacific Coast Highway

                             Malibu, California 90265

                             Attn:  President

                             Fax:   (310) 317-8527
        and to:              Feder, Kaszovitz, Isaacson,

                             Weber, Skala, Bass & Rhine LLP

                             750 Lexington Avenue

                             New York, New York 10022-1200 U.S.

                             Attn:  Geoffrey A. Bass, Esq.

                             Fax:   (212) 888-7776


to David Lipman or
                             Marilyn Lipman  at:

                             David S. Lipman

                             Castilian House

                             The Ridge

                             Epsom, Surrey KT18 1BS

                             United Kingdom

                             Fax:



                             to John Nimmo:

                             John Nimmo

                             Morwell

                             5 Grays Lane

                             Ashtead, Surrey KT21 1BS

                             United Kingdom

                             Fax:

                             with a copy to:   Altheimer & Gray

                             10 South Wacker Drive

                             Chicago, Illinois 60606-7482 U.S.

                             Attn: Jonathan Baird, Esq

                             Fax: 312-715-4800


and to:                      Altheimer & Gray

                             7 Bishopsgate

                             London EC2N 3AR United Kingdom

                             Fax: 020-7786-0000

                             Attn: Dean Harper, Esq.


or such other address as any Party hereto may at any time, or from time to time, direct by Notice given to the other Parties in accordance with this Section. Except as otherwise expressly provided herein, the date of giving or making of any such Notice or demand shall be, in the case of clause (a) (i), the date of the receipt; in the case of clause (a) (ii), three business days after such Notice or demand is sent; and, in the case of clause (b), the business day next following the date such Notice or demand is sent.

8.3 Amendment. Except as otherwise expressly provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

8.4 Waiver. No course of dealing or omission or delay on the part of any party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

8.5 Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York without regard to principles of choice of law or conflict of laws. For the purpose of enforcing the provisions of Section 8.6 of this Agreement and any other remedy available to a Party under this Agreement which is outside of the jurisdiction of the arbitrators referred to in Section 8.6, each Party to this Agreement submits to the jurisdiction of the courts of the State of New York, located in New York County, New York, United States of America, and to the jurisdiction of the United States District Court for the Southern District of New York, New York, New York, United States of America with respect to any matter arising out of this Agreement, waives any objection to venue in the Counties of New York, State of New York, or such District, and agrees that service of any summons, complaint, Notice or other process relating to such Proceeding may be effected in the manner provided by Section 8.2.

8.6 Arbitration. Any claim, dispute or controversy between or among any of the Parties hereto shall be submitted to arbitration in New York, New York in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association before a panel of three arbitrators. JAKKS, on the one hand, and the Shareholders shall each pay one-half of any filing fees or other administrative costs to be paid in advance of or during such Proceeding. The arbitrators shall render a reasoned decision with respect to such Proceeding which shall include, in addition to the imposition of monetary damages or any other remedy or relief available hereunder, an allocation of the costs thereof. The decision of the arbitrators shall be final and binding upon the parties to such Proceeding, and judgment thereon may be entered in any court of competent jurisdiction. The arbitrators shall have no power to change any of the provisions of this Agreement in any respect, nor shall they have any power to make an award of reformation, and the jurisdiction of the arbitrators is expressly limited accordingly. No Party hereto shall be liable for punitive damages, unless such Party is found to have committed fraud or willful malfeasance against another Party hereto. At least one of the arbitrators shall be an attorney admitted to the practice of law for at least fifteen (15) years with substantial experience in business and commercial transactions.

8.7 Severability. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

8.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any Person not a party hereto.

8.10 Titles and Captions. The titles and captions of the Articles and Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

8.11 Grammatical Conventions. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense.

8.12 References. The terms "herein," "hereto," "hereof," "hereby" and "hereunder," and other terms of similar import, refer to this Agreement as a whole, and not to any Article, Section or other part hereof. Each party hereto acknowledges that it has participated, with the advice of counsel, in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that any other party hereto drafted or controlled the drafting of this Agreement.

8.13 Entire Agreement. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, commitments or arrangements relating thereto.


     IN WITNESS WHEREOF, JAKKS PACIFIC, INC., by its duly authorized officer, and the other parties hereto have duly executed this Agreement as of the date set forth in the Preamble hereto.




JAKKS PACIFIC, INC.




By: /s/ STEPHEN G. BERMAN
   -------------------------------
   Name:  Stephen G. Berman
   Title: President and COO



/s/ DAVID S. LIPMAN
---------------------------------
David S. Lipman



/s/ JOHN NIMMO
---------------------------------
John Nimmo


/s/ MARILYN LIPMAN
--------------------------------
Marilyn Lipman